11th ANNUAL B. RILEY & CO. INVESTOR CONFERENCE
May 24th - 26th, 2010

vertro™

NASDAQ:VTRO

vertro™

Safe Harbor

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.

Words or expressions such as "plan," "intend," "believe" or "expect" or variations of such words and similar expressions are intended to identify such forward-looking statements. Key risks are described in Vertro's reports filed with the U.S. Securities and Exchange Commission.

Readers should note that these statements may be impacted by several factors, including economic changes and changes in the Internet industry generally and, accordingly, Vertro's actual performance and results may vary from those stated herein, and Vertro undertakes no obligation to update the information contained herein.

Use of non-GAAP financial measures

This presentation contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Vertro's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the current quarter earnings release, which can be found on Vertro's website at www.vertro.com.

vertro™

Vertro Today

Vertro is a global leader in acquiring and engaging with micro-segmented audiences online. We achieve this through our ALOT product portfolio

Introducing ALOT

Micro-segmented toolbar and homepage products…


toolbar
Music
Videos
Recipes
Search


home
alot home
74°

…that can be fully customized through a library of 1,000 'Buttons'


buttons

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ALOT Toolbar

250+ VERSIONS | CUSTOMIZABLE | CERTIFIED | GOOGLE SEARCH


Search
Fishing Resources
Weather
Fishing Gear
Fishing News
Hobbies
Search
Style Star Search
Fashion Games
Style News
Look of the Day
Fashion
Search
Maps
Directions
Traffic Report
Weather
Maps

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ALOT Home

100+ VERSIONS | CUSTOMIZABLE | GOOGLE SEARCH


alot home
Search
Recipe Search
Healthy Recipes
Quick and Easy Recipes
Cooking Videos
BHG recipe saver

ALOT Buttons

1000+ AVAILABLE | PROPRIETARY AND 3RD PARTY CONTENT


Weather
Radio
To Do
Maps
Weather
New York, NY
°F | °C | Configure
Cloudy
Wind: ENE at 8 MPH
Humidity: 60%
Last updated: 10:57 AM
53°
High: 58°
Low: 48°
Saturday
High: 56°
Low: 41°
Sunday
High: 56°
Low: 40°
Monday
High: 56°
Low: 44°
Hourly Forecast
Extended 15-Day Forecast
Huge Northeast Contrast Friday!
powered by AccuWeather.com
ALOT Radio Player
88.3 | Jazz88
MUSIC
TALK
LOCAL
FAVORITES
HISTORY
SEARCH
HELP
To Do List
1. Get milk
2. Visit alot.com for n
3. Click here to edit y
Add new item
Maps
Find Location
Get Di
Address:
Configure Maps Button

ALOT - Key Stats

6.1 million live toolbar users[1]

5.5 million monthly homepage users[2]

82 million searches a month[3]

1 Source: See Slide 18
2 Source: See Slide 17
3 Source: See Slide 16

Acquiring ALOT Users

STEP ONE: VERTICALLY FOCUSED PPC AND DISPLAY ADS



Movie Reviews
Movie reviews, tickets and info with the ALOT Movies Toolbar
www.movies.alot.com

PPC Ads



alOt
GET MOVIE NEWS, TRAILERS and more
CLICK HERE
AVATAR
alot.com MOVIE TOOLBAR

Display Ads

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Acquiring Users

STEP TWO: VERTICAL LANDING PAGES


The free ALOT movie Toolbar!
alOt
GET THE LATEST MOVIE NEWS,
REVIEWS AND MORE!
SEARCH
100% FREE GUIDE TO MOVIE SHOW TIMES, HD TRAILERS, SNEAK PEAKS & ALL THE LATEST MOVIE REVIEWS!
AVATAR
new moon
TRUSTe
DOWNLOAD
THE FREE MOVIES TOOLBAR
Easy Web Search!
Customization!
Fast & Safe!

STEP THREE: PRODUCT DOWNLOAD AND INSTALLATION


File Download - Security Warning
Do you want to run or save this file?
Name: recipes.exe
Type: Application, 662KB
From: files.alot.com
Run
Save
Cancel
While files from the Internet can be useful, this file type can potentially harm your computer. If you do not trust the source, do not run or save this software. What's the risk?


Internet Explorer - Security Warning
Do you want to run this software?
Name: ALOT Toolbar
Publisher: Alot.com
More options
Run
Don't Run
While files from the Internet can be useful, this file type can potentially harm your computer. Only run software from publishers you trust. What's the risk?


ALOT Toolbar Setup
alot
Welcome to the ALOT Toolbar
Please select your options:
Set ALOT Search as the default search engine in Internet Explorer
(more info)
Use ALOT Error Search
(more info)
Set home.alot.com as your home page
To continue, you must understand the Features and accept our Terms of Use agreement.
ALOT TOOLBAR END USER SOFTWARE LICENSE AGREEMENT
Thank you for trying out the ALOT Toolbar! Your satisfaction is important to us and we only hope to include you as one of our thousands of approving users.
Agree & Continue >
Disagree

- Fully transparent installation process:
  - Ensures compliance with TRUSTe, McAfee, Google and Yahoo!
  - Pre-qualifies users
  - Enables cross-sell / bundling of other ALOT products

Monetizing ALOT Users

Pay-Per-Click Ads

82MM average monthly searches conducted in Q1'10


Web Search
Images
News
Shopping
Home
Search
Search Results
Sponsored Listings

Monetizing ALOT Users

‘Sponsored’ Buttons
Sold via CPC, CPM, CPI and CPA


Credit card
Search
54°
ALOT Finance Chat
Get Financial Quotes!
Market Stats
Toyota freezes UK pay, bon...
Credit Report
Weather
San Francisco, CA
°F | °C | Configure
54°
Mostly Cloudy
High: 61° Low: 47°
Wind: NNE at 6 MPH
Humidity: 74%
Last updated: 1:07 PM
Hourly Forecast
Click to See
3-Day Forecast
Click to Hide
Today
A blend of sun and clouds
High: 61° Low: 47°
Thu
Partly sunny
High: 61° Low: 46°
Fri
Partly sunny
High: 61° Low: 46°
Extended 15-Day Forecast
Click to See
powered by AccuWeather.com

FINANCIAL AND USER STATISTICS

Revenue / EBITDA / GAAP net income (loss) from Continuing Operations



Revenue
EBITDA
GAAP net income (loss)
$ Millions
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$6.2
$(2.7)
$(2.8)
$6.0
$(3.4)
$(3.9)
$7.4
$(1.6)
$(1.8)
$8.0
$0.4
$0.8
$8.1
$0.5
$0.5
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10

Financial Metrics (Continuing Ops.)

- **Q2'09 was the first full quarter of continuing operations following sale of MIVA Media in March 2009**
  - Increased revenue by 31% from Q2'09 to Q1'10
  - Turned a $(3.4)mm EBITDA loss in Q2'09 into a $0.5mm EBITDA profit in Q1'10
- **Sequential quarterly revenue growth and EBITDA profitability forecast throughout 2010**
  - OpEx, excluding advertising spend, expected to be flat throughout 2010
  - Cash of $5.2mm reported 3/31/10

vertro™

Search Queries



ALOT - Region 1
ALOT - Rest of World
Legacy brand
Millions
250.0
200.0
150.0
100.0
50.0
0.0
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10
162.0
43.8
21.4
96.8
165.5
35.0
27.9
102.6
216.3
23.3
71.4
121.6
231.9
17.2
74.7
140.1
246.5
11.7
82.9
151.9

Source: internal statistics; total quarterly search volumes across all products; Q4 breakdowns don't match the total due to rounding; 'Region One' relates to users in the U.S., Canada, U.K., Ireland, Australia and New Zealand

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ALOT Homepage – avg. monthly unique users



6.0
5.0
4.0
3.0
2.0
1.0
0.0
Millions
Region 1
Rest of World
1.8
0.2
1.6
2.3
0.3
2.0
4.2
1.2
3.0
4.7
1.2
3.5
5.5
1.5
4.0
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10

Source: Q1; Q2; and Q3 '09: SiteCatalyst; Q4 '09 estimated from partial SiteCatalyst Data and partial Google Analytics Data; Q1'10: Google Analytics

vertro™

Live Toolbar Users



ALOT - Region 1
ALOT - Rest of World
Legacy brand
Millions
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
4.4
1.1
0.6
2.7
4.7
0.7
1.1
2.9
5.3
0.5
1.5
3.3
4.7
0.4
1.1
3.3
6.1
0.3
1.7
4.1
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10

Source: internal statistics; live users are defined as the number of unique toolbar users active on the Internet in the last 15 days of each period; Q4'09 breakdowns don't match quarterly total due to rounding

GROWTH STRATEGY

vertro™

Vision and Growth Strategy

To be the dominant global player in micro-segmentation through:

Product

- Vertical and international expansion
- New channels: mobile
- Continued button expansion
- Software enhancements and innovation

Monetization

- Search advertising
- Strategic content partnerships
- Display advertising
- Vertically focused ecommerce

vertro™

NASDAQ:VTRO